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                                                                      EXHIBIT 23



INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-29203 on Form S-8 of Core Materials Corporation of our report dated March 2, 1998, included in this Annual Report on Form 10-K of Core Materials Corporation for the year ended December 31, 1997.



Deloitte & Touche LLP
Chicago, Illinois
March 30, 1998


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